

# Wonder Auto Technology, Inc.

**(NASDAQ: WATG)**

## September 2008

# Safe Harbor Statement

**CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS**

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

We do not intend or assume any obligation to update any of these forward-looking statements.

# Company Overview

**Leading Auto Parts Supplier**

- Established in 1996 with continuous growth, we are the 2nd largest alternator and starter manufacturer in China
- China is now the 2nd largest automotive market in the world and approaching to become the largest market

**Market Focused Products**

- Target mid- to small-engine market – the largest high-growth vehicle segment in China
- Offers over 150 different models of alternators and over 70 different models of starters

**Well-known Customers**

- Our customer base is continuously expanding, including Beijing Daimler Chrysler, Beijing Hyundai, Nanjing Fiat, Nanjing MG, Shanghai General Motor, Shenyang Mitsubishi, etc

**Proprietary Facilities**

- 50,000 square meters facility area located in Jinzhou City
- In 2007, our capacity was 4.0 million units of alternators and starters. By the end of this year, the capacity will be 5 million units

**Strong R&D Capabilities**

- 101 R&D professionals among our total 698 employees with over 60 patents

*Source: From the Company*

# Key Investment Highlights

| | |
|---|---|
| #1 | Large and Growing China's Auto Market Opportunities |
| #2 | Leading Market Position |
| #3 | Strong Collaborative Relationships with Top Tier Customers |
| #4 | Proven Track Record of Growth and Profitability |
| #5 | Experienced Management Team |

# Attractive Industry Dynamics

- China is now the 2nd largest auto market in the world
- Passenger car output in China has been growing at 34% CAGR from 2002 to 2007



Units (mn)
Passenger Car Output
12
10
8
6
4
2
0
2002
2003
2004
2005
2006
2007
United States
Germany
China
Japan

*Source: International Organization of Motor Vehicle Manufacturers, 2007 data from NBSC and OSA.*

# Sustainable Long-term Growth

**Key Market Growth Drivers**

- Growing GDP per capita
- Increasing urbanization
- Growth of highway infrastructure
- The developing auto financing system
- Favorable government policies



GDP per Capita ($US)
3,000
2,500
2,000
1,500
1,000
500
0
$1,135
$1,274
$1,490
$1,748
$2,045
$2,456
2002
2003
2004
2005
2006
2007

*Source: National Bureau of Statistics of China*
*Note: RMB/US$ exchange rate as of the last trading day of each fiscal year*

# Automobile Consumption Tax Rate

Enacted from Sep. 1, 2008


40%
UP
25%
UP
20%
15%
12%
9%
5%
1%
3%
3%
DOWN
≤1.0L
1.5L
2.0L
2.5L
3.0L
4.0L ≤

*Source: China Automotive Newspaper*

# Focus on Higher Growth Segments

**Medium & Small Engine Market**

- Rapidly growing sales of medium and small engine passenger cars:
  - ✓ General affordability
  - ✓ Rising fuel prices
  - ✓ Environmental concerns
  - ✓ Government incentives

**Medium & Small Engine Passenger Car Market in China**



Units in Million
Engine Size: ≤ 1.0L
Engine Size: 1.0L < to ≤ 1.6L
Engine Size: 1.6L < to ≤ 2.5L
Engine Size: > 2.5L
3.2
2.8
2.4
2.0
1.6
1.2
0.8
0.4
0.0
2002
2003
2004
2005
2006
2007

*Source: China Automotive Technology & Research Center*

# Leading Market Position

**Mission Statement**

Same Performance with the Lower Price;

Same Price with the Better Performance

| Advantages over Local Competitors | Advantages over Foreign Competitors |
| --- | --- |
| • 10+ years expericence, well recognized brand name, eastablished customer base<br>• Larger scale of capacity and order volums<br>• Stronger R&D capabilities | • Developed low-cost supplier network<br>• Competitive manufacturing cost & operating overheads<br>• China-based R&D efforts, closer to the end market |

# Mission Critical Products

## Mission critical auto components

**Key Products Features**

- High power output / weight ratio
- Long product service life
- Durability and reliability under harsh operating environments



Alternator
Rotor
Rear Fan
Regulator
Front Fan
Rectifier
Stator

➧ **Over 150 models**



Starter
Magnetic Switch
Pinion Gear
Armature
Planetary Gear

➧ **Over 70 models**

# Established Low-cost Supplier Network

- The majority of our suppliers are located within 300 km of our manufacturing facilities
  - Shorter lead time
  - Lower delivery costs
  - Easier quality control and monitoring
- Long-term relationships and exclusive arrangements with key suppliers
- Meeting rigorous quality assurance standards and delivery schedules
- Multiple sources for most raw materials and components
- Vertical integration to control key suppliers



**Sourcing Stability**

**Lower sourcing cost**

# Proprietary Manufacturing Processes

## Competitive Manufacturing Cost

- Manufacturing capabilities accumulated over the past 10+ years
- Customized assembly lines and equipments providing:
  - Manufacturing flexibility
  - Process optimization
  - Quality assurance

✓ Short lead time

✓ Reduced overhead and equipment downtime

✓ Reduced material wastage

✓ Ability to handle frequent product change-over





# Strong R&D Capabilities

## 2 R&D Centers

- 2 R&D centers with 101 professionals including 14 foreign experts
- Sustainable long-term collaborative customer relationships - actively involved in customer product development cycles, from initial design to sample delivery and mass production
- Early access to customers' development plans – 19 joint programs in the first half of 2008.

**1) Jinzhou**

- Enhance existing products
- Improve manufacturing processes & technologies
- Test new products



KAZAKHSTAN
MONGOLIA
CHINA
INDIA
Beijing
Harbin
Datong
Taiyuan
Zhengzhou
Nanjing
Wuhan
Hangzhou
Chengdu
Chongqing
Fuzhou
Guiyang
Taipei
Hong Kong
Delhi
Lucknow
Lhasa
Urumqi
Irkutsk

2) **Beijing**

- Develop new products
- Explore future technologies
- Achieve higher output power, smaller size, lower weight, longer service life and better performance under harsh environments.

# Expanding Customer Base


Core Customers
Expanding Customers
HYUNDAI
MITSUBISHI MOTORS
CHERY
Brilliance Auto
华 晨 汽 车
GM DAEWOO
KIA
XCE 新晨动力
中华
BBDC 北京奔驰－戴姆勒·克莱斯勒汽车有限公司
BEIJING BENZ-DAIMLERCHRYSLER AUTOMOTIVE CO.,LTD
LDV
DOOSAN
FOTON 福田汽车
MG 名爵
CSIC
FIAT
南京菲亚特
JAC
LIFAN

| 30 | Number of Customers | 55 |
|---|---|---|
| 2001 | | First Half 2008 |

# Growth Strategies


Export Expansion
Vertical Integration
Capacity Increase
WONDER 萬得
Low Emission Market Focus
R&D Strengthening
New Products

# Experienced Management Team

| Name | Title | Age | With Wonder |
|---|---|---|---|
| Qingjie Zhao | Chairman & CEO | 51 | 12Y |
| Meirong Yuan | CFO | 37 | 6Y |
| Yuncong Ma | COO | 61 | 12Y |
| Seuk Jun Kim | Vice President | 52 | 12Y |

# Management Biographies

Mr. QingJie Zhao,

Chairman and CEO, founder of Wonder Auto, has been in the auto parts manufacturing business for about 30 years. Before that, he was a lecturer and professor at the Auto Engineering College of Liaoning University of Technology since 1982. He is still a graduate supervisor at that university.

Mr. Meirong Yuan,

CFO, a Certified Public Accountant in China, over 10 years experience in capital investment and financial management, has joined Wonder Auto since 2002.

Mr. Yuncong Ma,

COO, has been director and general manager of one of our main subsidiaries since 1997, senior engineer, graduated from Harbin Institute of Technology.

Mr. Seuk Jun Kim,

VP of new Product Development, one of the 14 foreign experts working in our company, 26 years experience in alternator and starter design and research, has joined Wonder Auto since 1996.

# Financial Overview

# Financial Highlights

- ✓ Robust revenue growth
- ✓ Improved gross margin
- ✓ Industry leading operating margin
- ✓ Strong balance sheets providing financial flexibility
- ✓ Clear visibility of future performance

# Top Line & Capacity Growth


($ In Millions)
(Units In Millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
12
10
8
6
4
2
0
Revenue
Capacity
$22.8
$39.8
$42.3
$48.1
$72.2
$102.1
$140.0
$67.8
First Half
1.4
3.2
4.0
5.0
2002
2003
2004
2005
2006
2007
2008E

*Source: From the Company*

# Strong Net Income Generation



($ in Millions)
Net Income
$22
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$3.4
$5.2
$5.6
$6.4
$8.2
$14.5
$20.0+
$ 9.3
First Half
CAGR = 33.6%
2002
2003
2004
2005
2006
2007
2008E

*Source: From the Company*

# Industry Leading Margin Profile



2007 EBIT Margin
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
WATG
ATAC
GETI
SPAR
NOBL



2007 Net Margin
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
WATG
ATAC
GETI
SPAR
NOBL

*Source: http://finance.yahoo.com*

# Healthy Balance Sheet

| ($ in Millions) | 30-June-2008 Unaudited | 31-Dec-2007 Audited |
|---|---|---|
| Current Assets | 115.2 | 99.3 |
| Cash and Restricted Cash | 28.4 | 34.7 |
| Non-Current Assets | 62.7 | 43.1 |
| Total Assets | 177.9 | 142.4 |
| Current Liabilities | 60.2 | 43.1 |
| Secured Short-Term Debt | 22.0 | 10.3 |
| Non-Current Liabilities | - | - |
| Secured Long-term Debt | 19.4 | 17.6 |
| Shareholders' Equity | 91.4 | 78.4 |
| Total Liabilities and Equity | 177.9 | 142.4 |

*Source: From the Company*

# Key Financial Ratios of 2008

| Ratios | June 30, 2008 |
|---|---|
| Current ratio | 1.9 |
| Debt/equity ratio | 45.4% |
| ROE | 5.8% |
| ROA | 3.0% |
| P/E | 10.49 (TTM) |
| Gross profit margin | 25.9% |

*Source: http://finance.yahoo.com*

# Stock Overview

- Ticker: WATG
- Exchange: NASDAQ
- Share Price: $8.03 (09/05/2008)
- Shares outstanding: 26,959,994
- Market Cap: $216.48m
- Legal Counsel: Thelen Reid Brown Raysman & Steiner LLP
- Auditors: PKF Hong Kong
- Transfer Agent: Securities Transfer Corporation

*Source: http://finance.yahoo.com*

**Wall Street Analysts Coverage**

| Research Firm | Analyst | Rating (Date) |
|---|---|---|
| Brean Murray | Chenyi Lu | **Buy** (08/07/2008) |
| CRT Capital Group | Julie Chen | **Buy** (08/08/2008) |
| Global Hunters | Ping Luo | **Buy** (08/08/2008) |
| Merriman Curhan Ford | Dave Duley | **Buy** (08/07/2008) |
| Piper Jaffray | Michael Cox | **Buy** (08/08/2008) |
| Roth Capital | John Ma | **Buy** (08/07/2008) |
| Susquehanna Financial | Adele Mao | **Positive** (08/07/2008) |

*Source: From the Company*

# Stock Overview


Copyright 2008 Yahoo! Inc.
http://finance.yahoo.com/

Source: *http://finance.yahoo.com*

## Top 10 Institutional Holders

**(As of June 30,2008)**

| Holder | Shares | Shares Outstanding(%) |
|---|---|---|
| Ardsley advisory partners | 1,600,000 | 5.93 |
| Essex investment management | 1,215,332 | 4.51 |
| Lehman Brothers Holdings Inc | 810,071 | 3.00 |
| Kitt Barry M. | 758,786 | 2.81 |
| Forward Uniplan Advisors Inc | 681,100 | 2.53 |
| Heartland Advisors Inc | 400,000 | 1.48 |
| Whitebox Advisors LLC | 290.025 | 1.08 |
| Barclays Global Investors UK | 284,525 | 1.06 |
| Goldman Sachs Group | 216,967 | 0.80 |
| Straus Capital Management LLC | 147,700 | 0.55 |

(Top10 holders 23.76%)

# Recent Event Highlights

## Key Contracts

- In November 2007, a 3-year alternators contract signed with an international auto parts procurement center, worth about $11 million each of the contracting years
- In February 2008, a 4-year contract signed with a major North American OEM automotive manufacturer, worth more than $3 million each of the contracting years

## Subsequent events

- On April 30, 2008, an Equity Incentive Plan was adopted with exercise price $9.00 per share upon reaching Target Net Income of $22.00 million for 2008, $30.80 million for 2009 and $43.15 million for 2010.
- On June 27, 2008, Wonder Auto has joined the Russell 2000 Index when Russell Investments announced its annual index membership restructuring.

# Key Investment Highlights

#1 ▪ Large and Growing China's Auto Market Opportunities

#2 ▪ Leading Market Position

#3 ▪ Strong Collaborative Relationships with Top Tier Customers

#4 ▪ Proven Track Record of Growth and Profitability

#5 ▪ Experienced Management Team



# Questions?

Investor Contact:

Lydia Zhao
+86 10 8478 5339
lydiaz@watg.cn

Yechon Xie
+86 416 266 1186
ycxie@watg.cn

WONDER 萬得